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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): JANUARY 17, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)


               BERMUDA                            1-31339                            98-0371344
       (State of Incorporation)            (Commission File No.)        (I.R.S. Employer Identification No.)


  c/o CORPORATE MANAGERS (BARBADOS) LTD.
      FIRST FLOOR, TRIDENT HOUSE
          LOWER BROAD STREET
         BRIDGETOWN, BARBADOS                                                           NONE
(Address of Principal Executive Offices)                                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (246) 427-3174

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                         EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5. OTHER EVENTS

         A copy of our press release dated January 17, 2003, which includes our announcement of our expectations for the quarter ended December 31, 2002, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired

                  Not applicable.

         (b)      Pro forma financial information

                  Not applicable.

         (c)      Exhibits

         99.1     Press release dated January 17, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WEATHERFORD INTERNATIONAL LTD.



Dated: January 17, 2003                        /s/ Lisa W. Rodriguez
                                       -----------------------------------------
                                                   Lisa W. Rodriguez
                                               Senior Vice President and
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS


         Number                    Exhibit
       ---------       ------------------------------------
          99.1         Press release dated January 17, 2003.





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